EXHIBIT 99.1


FOR IMMEDIATE RELEASE
February 1, 2000



FOR MORE INFORMATION

AT THE COMPANY:          AT THE FINANCIAL RELATIONS BOARD:
Danny Gampe              Mihir Shah           Ed McNally        Marjorie Ornston
Chief Financial Officer  General Information  Investor Contact  Media Contact
(310) 577-0200 x335      (310) 442-0599       (310) 442-0599    (310) 442-0599

--------------------------------------------------------------------------------

    DIGITAL LAVA REPORTS YEAR END RESULTS AND RECORD FOURTH QUARTER REVENUES

             190% Quarterly Revenue Growth; 224% Sequential Increase

LOS ANGELES, CA, February 1, 2000 -- Digital Lava Inc. (AMEX: DGV), a leading communications Application Services Provider (ASP) offering business-to-business applications using streaming media, today announced record setting revenues for the period ending December 31, 1999. Fourth quarter revenues grew 190% over the prior year's fourth quarter revenues and increased 224% from the restated third quarter of 1999. Higher demand for its proprietary publishing services from new and repeat customers, such as Cisco Systems, drove results for the period.

Digital Lava Chief Executive Officer, Bob Greene, stated, "We are extremely pleased to deliver our best quarter ever as reflected by our record revenues. By demonstrating sequential quarter-to-quarter revenue growth since the second quarter of 1999, the market has validated our products and services. Top line revenue performance was strong, and we continue to deliver gross margins in excess of 70%. We aggressively achieved our goal of doubling our direct sales force sooner than projected, and market positioning is on track with the launch of our new website the first week of February. Our team did a great job in delivering the year."

Greene continued, "Clearly, our publishing services and solutions business model is working. Our clients are very pleased with our proprietary publishing tools due to our support of an open platform that incorporates media players from both Microsoft Media Technologies and Real Networks. In addition, our fast turnaround time allows us to respond to the needs of customers."

Looking forward, Greene said he expects continued growth, fueled by expanded demand for the Company's proprietary publishing services, support of open platforms and the introduction of new products. Greene clarified that Digital Lava continues to develop new and unique solutions designed to enhance Digital Lava's position in the business-to-business streaming market. "We

                                      ###
plan on announcing new products this quarter that will enable individuals to produce and personalize streaming media content right from their desktops. These new software products will integrate seamlessly into existing desktop applications and provide users with several delivery options. This should provide new sources of revenue and drive demand for our more robust publishing solutions. This strategy will continue the advancement of on-demand communications utilizing streaming technology."

Commenting on industry trends Greene stated," This is the year for streaming media technology to become front and center in the communications market not only at a consumer level but, more importantly, in key business-to-business environments. Within the streaming media industry, the on-demand communications and eLearning market sectors are still in their infancy and poised for accelerated growth. Both individuals and businesses are becoming more educated about the benefits of streaming media and the vast potential for its uses. As these trends continue, Digital Lava is positioned to provide companies and individuals with the ability to communicate more effectively and efficiently with employees, customers, partners and associates around the globe."

During the past year, Digital Lava was a two-time winner of MultiMediaCom's Best New Streaming/Broadcasting Service award and also won its People's Choice Award
- Real World Solutions.

Financial Results

For the fourth quarter ended December 31, 1999, revenues were $916,241 versus $315,986 in the fourth quarter of 1998. The reported net loss was $1,950,230, or $.42 per basic and diluted share, as compared to a net loss of $469,321, or $3.57 per basic and diluted share, for the same quarter last year.

For the year ended December 31, 1999, the company reported revenues of $1,488,044, compared to revenues of $1,463,618 for the same period a year earlier. The company reported a net loss of $10,086,353, or $2.72 per basic and diluted share, versus a net loss of $3,730,541, or $28.36 per basic and diluted share, for the comparable period a year ago. The loss for the year included a one-time extraordinary charge of $3,672,656 related to the repayment of certain indebtedness during the first quarter following the company's initial public offering. Excluding this one time charge, the net loss would have been $6,413,697, or $1.79 per basic and diluted share, versus $3,730,541, or $28.36 per basic and diluted share, in the comparable prior year period.

Restatement of Prior Results

Additionally, the company announced that it is restating its unaudited financial statements for the second and third quarters of 1999. The restatements resulted from year-end audit adjustments requiring the company to defer recognition of $101,462 of revenue previously recognized in the second and third quarters of 1999 until the first quarter of 2000, and the reversal of $56,250 of revenue previously recognized in the third quarter of 1999. The company previously had recognized these revenue amounts in the second and third quarters of 1999 based on its assessment at such time that recognition was appropriate under accounting policies relating to recognizing revenues for sales of software and related services. In addition, the company is restating investment income resulting in a reduction of investment income of $32,470 and $20,638 for the second and third quarters of 1999, respectively. The net effect of these adjustments will be to restate the company's second quarter revenues from $195,419 to $111,956 and net loss from $1,210,229, or $.26 per basic and diluted share, to $1,326,162 or $.29 per basic and diluted share, and third quarter revenues from $357,217 to $282,968 and net loss from $1,834,133, or $.40 per basic and diluted share to $1,900,770 or $.41 per basic and diluted share. The company expects to file amended Forms 10Q for the second and third quarters of 1999 with the Securities and Exchange Commission as soon as practical.

Financial Position

At December 31, 1999, Digital Lava had cash and short-term investments of $3,664,318 shareholders' equity of $5,301,522 and no debt.

About Digital Lava

Digital Lava is a communications Application Services Provider (ASP) with robust support services that utilizes streaming media. Our business-to-business technology offers solutions to Fortune 1000 companies for use in corporate communications, sales, marketing and training applications ensuring that the context and the integrity of the content endures. Digital Lava's solutions are rich mixed media software applications that seamlessly link digital video and audio content with a variety of other formats such as text, graphics, animation and web links. These solutions provide end- users with a fully integrated and interactive experience on their computer desktops delivered via the Internet, intranet, extranet, DVD, CD-ROM or any combination. Digital Lava's partners and clients include Microsoft, InterVu, RealNetworks, Cisco Systems, Dell Computers, Hewlett Packard, KPMG, Prudential Insurance, Lotus Development Corporation ,Shell Chemical and Zurich-American Insurance . Digital Lava is headquartered in Marina del Rey, California. For additional information, please visit Digital Lava's Web site at http://www.digitallava.com or call 1-888-222-LAVA.


Additionally, investors will have the opportunity to listen to today's Digital Lava conference call, and view their slide presentation, at 11:00 a.m. Eastern Standard Time over the Internet through Vcall at http://www.vcall.com. To listen to the live call, please go to the website at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call.

Forward-Looking Statements

This press release contains forward-looking statements concerning the business and products of the Company. Actual results may differ from those projected or implied by such forward-looking statements depending on a number of risks and uncertainties, including, but not limited to the following: our ability to develop and ship new products on a timely basis, market acceptance of our products, demand for streaming products generally, and our


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ability to maintain our existing customer base and obtain new customers. Other risks inherent in the business of the Company are described in Securities and Exchange Commission filings, including the Company prospectus on Form SB-2. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this release.

                                DIGITAL LAVA INC.
                          COMPARATIVE INCOME STATEMENT
                                   (UNAUDITED)


                                                 Three Months Ended December 31,
                                                      1999            1998
                                                   -----------    -----------
Revenue                                               $916,241       $315,986

   Cost of revenue                                     255,346         44,439
                                                   -----------    -----------

Gross profit                                           660,895        271,547


Operating expense
   Selling, general & administrative                 2,473,961        330,178
   Research and development                            357,211        108,576
                                                   -----------    -----------

     Total operating expense                         2,831,172        438,754
                                                   -----------    -----------

Loss from operations                                (2,170,277)      (167,207)

   Other income/(expense)                              220,047       (302,114)
                                                   -----------    -----------

Net loss                                           ($1,950,230)     ($469,321)
                                                   ===========    ===========


Basic and diluted net loss per share                     ($.42)        ($3.57)
                                                   ===========    ===========

Basic and diluted weighted average
common shares outstanding                            4,636,887        131,524

                                DIGITAL LAVA INC.
                           SELECTED BALANCE SHEET DATA


                                                    December 31,    December 31,
                                                       1999            1998
                                                    -----------     -----------

Cash and equivalents                                   $708,031         $30,893

Short-term investments                               $2,956,287              --

Total Current Assets                                 $4,981,803      $1,140,313

Fixed assets, net                                    $1,204,578         $59,647

Total Assets                                         $6,910,298      $1,216,925


Total Current Liabilities                            $1,442,394      $7,297,445

Total Stockholders' Equity/ (Deficit)                $5,301,522     ($6,080,520)

                                DIGITAL LAVA INC.
                          COMPARATIVE INCOME STATEMENT

                                                Twelve Months Ended December 30,
                                                       1999            1998
                                                   ------------    ------------

Revenue                                              $1,488,044      $1,463,618

   Cost of revenue                                      385,575         288,778
                                                   ------------    ------------

Gross profit                                          1,102,469       1,174,840



Operating expense
   Selling, general & administrative                  6,611,126       3,103,418
   Research and development                           1,005,634         442,718
                                                   ------------    ------------

     Total operating expense                          7,616,760       3,546,136
                                                   ------------    ------------

Loss from operations                                 (6,514,291)     (2,371,296)

   Other income/(expense)                               100,594      (1,359,245)
                                                   ------------    ------------

Loss before extraordinary item                       (6,413,697)     (3,730,541)

    Extraordinary loss on extinguishment of debt     (3,672,656)              0
                                                   ------------    ------------

Net Loss                                           ($10,086,353)    ($3,730,541)
                                                   ============    ============

Net Loss Available to Common Stockholders          ($10,746,366)    ($3,730,541)
                                                   ============    ============


Basic and diluted net loss per share                     ($2.72)        ($28.36)
                                                   ============    ============

Basic and diluted weighted average
common shares outstanding                             3,950,935         131,524

                                DIGITAL LAVA INC.
                                INCOME STATEMENT
                                   (UNAUDITED)


                                              Three Months Ended            Six Months Ended
                                                 June 30, 1999                 June 30, 1999
                                          As reported    As restated    As reported    As restated
                                          -----------    -----------    -----------    -----------
Revenue                                      $195,419       $111,956       $372,298       $288,835

      Cost of revenue                          13,857         13,857         54,327         54,327
                                          -----------    -----------    -----------    -----------

Gross profit                                  181,562         98,099        317,971        234,508


Operating Expense
      Selling, general & administrative     1,321,172      1,321,172      2,382,219      2,382,219
      Research and development                221,104        221,104        355,567        355,567
                                          -----------    -----------    -----------    -----------

         Total operating expense            1,542,276      1,542,276      2,737,786      2,737,786
                                          -----------    -----------    -----------    -----------

Loss from operations                       (1,360,714)    (1,444,177)    (2,419,815)    (2,503,278)

      Other income/(expense)                  150,485        118,015        (26,949)       (59,419)
                                          -----------    -----------    -----------    -----------

Loss before extraordinary item             (1,210,229)    (1,326,162)    (2,446,764)    (2,562,697)

      Extraordinary loss on
         extinguishment of debt                    --             --     (3,672,656)    (3,672,656)
                                          -----------    -----------    -----------    -----------

Net Loss                                   (1,210,229)    (1,326,162)    (6,119,420)    (6,235,353)
                                          ===========    ===========    ===========    ===========

Net Loss Available to
      common stockholders                 ($1,210,229)   ($1,326,162)   ($6,779,433)   ($6,895,366)
                                          ===========    ===========    ===========    ===========


Basic and diluted net loss per share            $(.26)         $(.29)        $(2.08)        $(2.11)
                                          ===========    ===========    ===========    ===========

Basic and diluted weighted average          4,634,387      4,634,387      3,263,223      3,263,223
      common shares outstanding

                                DIGITAL LAVA INC.
                                INCOME STATEMENT
                                   (UNAUDITED)


                                              Three  Months Ended           Nine Months Ended
                                              September 30, 1999           September 30, 1999
                                          As reported    As restated    As reported    As restated
                                          -----------    -----------    -----------    -----------
Revenue                                      $357,217       $282,968       $729,515       $571,803

      Cost of revenue                         104,152         75,902        158,479        130,229
                                          -----------    -----------    -----------    -----------

Gross profit                                  253,065        207,066        571,036        441,574


Operating Expense
      Selling, general & administrative     1,754,946      1,754,946      4,137,165      4,137,165
      Research and development                292,856        292,856        648,423        648,423
                                          -----------    -----------    -----------    -----------

         Total operating expense            2,047,802      2,047,802      4,785,588      4,785,588
                                          -----------    -----------    -----------    -----------

Loss from operations                       (1,794,737)    (1,840,736)    (4,214,552)    (4,344,014)

      Other income/(expense)                  (39,396)       (60,034)       (66,345)      (119,453)
                                          -----------    -----------    -----------    -----------

Loss before extraordinary item             (1,834,133)    (1,900,770)    (4,280,897)    (4,463,467)

      Extraordinary loss on
         extinguishment of debt                    --             --     (3,672,656)    (3,672,656)
                                          -----------    -----------    -----------    -----------

Net Loss                                   (1,834,133)    (1,900,770)    (7,953,553)    (8,136,123)
                                          ===========    ===========    ===========    ===========

Net Loss Available to
      common stockholders                 ($1,834,133)   ($1,900,770)   ($8,613,566)   ($8,796,136)
                                          ===========    ===========    ===========    ===========


Basic and diluted net loss per share            $(.40)         $(.41)        $(2.31)        $(2.36)
                                          ===========    ===========    ===========    ===========

Basic and diluted weighted average          4,636,887      4,636,887      3,722,284      3,722,284
      common shares outstanding